                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2003
                                                          ---------------



                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



     PENNSYLVANIA               000-29255                     23-2767197
   -------------------------------------------------------------------------
   (State or other            (Commission                   (IRS Employer
    jurisdiction of           File Number)               Identification No.)
    incorporation)


 TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA      18017
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

The Registrant, FASTNET Corporation (the "Company"), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Pennsylvania on June 10, 2003 for FASTNET Corporation and on June 13, 2003 for certain of its subsidiaries. On August 14, 2003, the Company filed a Form 12b-25 with the Securities and Exchange Commission to notify its shareholders that it required additional time to complete its Form 10-Q for the quarterly period ended June 30, 2003. As of August 19, 2003, the Company has not yet completed its Form 10-Q as the Company is continuing to devote the overwhelming majority of its financial department resources toward the compliance with the Bankruptcy Court's and debtor-in-possession reporting and disclosure requirements, and assisting the Company and its advisors in the reorganization of the Company, which may also include the possible sale of certain of the Company's assets. The Company is continuing to work on completing its Form 10-Q and will file it when it is completed.




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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   FASTNET CORPORATION



                                                   By:  /s/ Ward G. Schultz
                                                         -----------------------
                                                         Ward G. Schultz
                                                         Chief Financial Officer


Dated:  August 19, 2003